Exhibit 99.1

i-80 Gold Closes Previously Announced US$11 Million Private Placement

RENO, NEVADA, May 26, 2025 – i-80 GOLD CORP. (TSX:IAU) (NYSE:IAUX) (“i-80” or the “Company”) is pleased to announce that it has closed the previously announced concurrent private placement (the “Concurrent Private Placement”) of 22,240,000 units (the “Units”) at a price of US$0.50 per Unit for gross proceeds of US$11,120,000.

Consistent with the terms of the Company’s bought deal public offering (the “Offering”) which closed on May 16, 2025, each Unit is comprised of one common share (a “Common Share”) and one-half of one Common Share purchase warrant (each whole warrant, a “Warrant”). Each Warrant entitles the holder thereof to purchase one Common Share at a price of US$0.70 until November 16, 2027. Units were sold to certain directors, officers, and other current individual shareholders of the Company and will be subject to a hold period of six months under applicable U.S. securities laws, as amended, and a hold period of four months plus one day under applicable Canadian securities laws, from the closing date of the Concurrent Private Placement.

The Offering and the Concurrent Private Placement generated aggregate gross proceeds of US$184,000,000 which are intended to be used on growth expenditures in support of i-80’s new development plan in Nevada and for general working capital and corporate purposes, as more particularly described in the respective U.S. and Canadian prospectus supplements in connection with the Offering.

Certain directors and officers of the Company named below (collectively, the “Insiders”) purchased an aggregate of 1,825,000 Units pursuant to the Concurrent Private Placement (the “Insider Participation”). Each subscription by an Insider in the Concurrent Private Placement is considered a “related party transaction” pursuant to Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”). The Company was exempt from the requirements to obtain a formal valuation or minority shareholder approval in connection with the Insider Participation pursuant to sections 5.5(a) and 5.7(1)(a) of MI 61-101, respectively, as neither the fair market value of any securities issued to, nor the consideration paid by, the Insiders exceeded 25% of i-80’s market capitalization. The Company did not file a material change report relating to the Insider Participation more than 21 days before the expected closing date of the Concurrent Private Placement as the details of the Insider Participation was not settled at such time.

Insider	Insider Relationship	Units Purchased (#)	Amount (US$)
Richard Young	Director and Senior Officer of i-80	1,295,000	US$647,500
Ron Clayton	Director of i-80	200,000	US$100,000
Paul Chawrun	Senior Officer of i-80	140,000	US$70,000
John Begeman	Director of i-80	50,000	US$25,000
Ryan Snow	Senior Officer of i-80	50,000	US$25,000
Tim George	Senior Officer of i-80	50,000	US$25,000
David Savarie	Senior Officer of i-80	20,000	US$10,000
Leily Omoumi	Senior Officer of i-80	20,000	US$10,000

The securities issued under the Concurrent Private Placement have not been registered under the U.S. Securities Act, or any state or other applicable jurisdiction’s securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the U.S. Securities Act and applicable state or other jurisdictions’ securities laws.

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The participation of directors and officers in the Concurrent Private Placement reflects continued confidence in the Company’s strategic direction and growth potential.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About i-80 Gold Corp.

i-80 Gold Corp. is a Nevada-focused mining company committed to building a mid-tier gold producer through a new development plan to advance its high-quality asset portfolio. The Company is the fourth largest gold mineral resource holder in the state with a pipeline of high-grade exploration projects advancing towards feasibility and one operating project ramping-up toward steady state, all strategically located in Nevada’s most prolific gold-producing trends. Leveraging its fully permitted central processing facility following an anticipated refurbishment, i-80 Gold is executing a hub-and-spoke regional mining and processing strategy to maximize efficiency and growth. i-80 Gold’s shares are listed on the Toronto Stock Exchange (TSX:IAU) and the NYSE American (NYSE:IAUX). For more information, visit www.i80gold.com.

For further information, please contact:

Leily Omoumi – Vice President, Corporate Development & Strategy

Caterina De Rosa – Director, Investor Relations

info@i80gold.com

1.866.525.6450

www.i80gold.com

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this release constitute “forward-looking statements” or “forward-looking information” within the meaning of applicable securities laws, including but not limited to statements pertaining to the intended use of proceeds from the Offering and the Concurrent Private Placement, the Company’s strategic direction and growth potential, the Company’s ability to execute on its new development plan and advance its assets towards feasibility toward construction and production, refurbishment of the Company’s central processing facility, and the Company ability to execute a hub-and-spoke regional mining and processing strategy to maximize efficiency and growth. Furthermore, forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by the Company as of the date of such statements, are inherently subject to significant business, economic and competitive uncertainties and contingencies. Such statements can be identified by the use of words such as “may”, “would”, “could”, “will”, “intend”, “expect”, “believe”, “plan”, “anticipate”, “estimate”, “scheduled”, “forecast”, “predict” and other similar terminology, or state that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved. These statements reflect the Company’s current expectations regarding future events, performance and results and speak only as of the date of this release or as of the dates specified in such statements, and are expressly qualified in their entirety by this cautionary statement. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise except as required by applicable law.

Forward-looking statements and information involve significant risks and uncertainties, should not be read as guarantees of future performance or results and will not necessarily be accurate indicators of whether or not such results will be achieved. A number of factors could cause actual results to differ materially from the results discussed in the forward-looking statements or information, including, but not limited to: the use of proceeds being applied differently than anticipated or disclosed, material adverse changes, unexpected changes in laws, rules or regulations, or their enforcement by applicable authorities; the failure of parties to contracts with the company to perform as agreed; social or labor unrest; changes in commodity prices; and the failure of exploration programs or studies to deliver anticipated results or results that would justify and support continued exploration, studies, development or operations. For a more detailed discussion of such risks and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements, please see “Risks Factors” in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for more information regarding risks pertaining to the Company, which is available on EDGAR at www.sec.gov/edgar and SEDAR+ at www.sedarplus.ca. Readers are encouraged to carefully review these risk factors as well as the Company’s other filings with the U.S. Securities and Exchange Commission and the Canadian Securities Administrators.

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